UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 21, 2004
                                                        (OCTOBER 20, 2004)


                                DST SYSTEMS, INC.
             (Exact Name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         1-14036                                           43-1581814
(Commission File Number)                       (IRS Employer Identification No.)

333 WEST 11TH STREET, KANSAS CITY, MISSOURI                             64105
(Address of principal executive offices)                              (Zip Code)

                                 (816) 435-1000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     See attached as Exhibit 99.1 to this Form 8-K a News Release dated October 20, 2004 ("Earnings Press Release") concerning the announcement of financial results for the quarter ended September 30, 2004. The Earnings Press Release refers to the agreement of DST Systems, Inc. ("DST") to sell EquiServe, Inc. Such agreement is also the subject of a separate news release and a separate Form 8-K.

     The information in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of DST under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act made after the date hereof, the information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of DST, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 7.01 REGULATION FD DISCLOSURE

     The Earnings Press Release attached as Exhibit 99.1 to this Form 8-K announces that the number of shares authorized for repurchase under DST's previously announced Share Repurchase Program will be increased by 5.5 million shares.

     The information in this Item 7.01, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Exchange Act. Unless expressly incorporated into a filing of DST under the Securities Act or the Exchange Act made after the date hereof, the information contained in this Item 7.01 shall not be incorporated by reference into any filing of DST, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of information under this Item 7.01 is not an indication that this Item 7.01 contains material information that is not otherwise publicly available.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C). EXHIBITS.

EXHIBIT
NUMBER                  DESCRIPTION
-------------------     --------------------------------------------------------
99.1                    News Release dated October 20, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 21st day of October, 2004.


                                              DST SYSTEMS, INC.


                                              By:      /s/ Randall D. Young
                                                  -----------------------------
                                              Name:  Randall D. Young
                                              Title: Vice President, General
                                                     Counsel, Secretary